                                                                   EXHIBIT 10.40

                                                         Certificate No. 1997-01
                                                                         -------

                      COLORADO GREENHOUSE HOLDINGS, INC.
                      ----------------------------------
                      INCENTIVE STOCK OPTION CERTIFICATE
                      ----------------------------------

     Option Holder:      James R. Rinella
     Option Price:       $4.25 per share
     Date of Grant:      October 15, 1997
     Number of Shares:   94,116

1. This certifies that the above named Option Holder (the "Holder") is the holder of an incentive stock option (the "Option") to acquire, at the exercise price per share specified above, the number of shares of the $0.001 par value common stock ("Stock"), of Colorado Greenhouse Holdings, Inc., a Delaware corporation (the "Company"), specified above. The Option evidenced by this Certificate is intended to qualify as an incentive stock option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and is granted as of the date specified above and expires, unless sooner terminated, at 5:00 p.m., Boulder, Colorado time, October 31, 2004.

2. This Certificate is issued as evidence of the Option granted the Holder pursuant to the Company's 1996 Stock Option Plan effective November 19, 1996 (the "Plan"). Subject to the express terms of this Option, the Option is subject to all terms and conditions of the Plan, which provisions are incorporated herein by reference. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Plan. A copy of the Plan is available on request from the Company.

3. The Option shall become exercisable as follows: 23,529 shares on the date hereof and an additional 23,529 shares on each of October 15, 1998, 1999 and 2000.

4. In the event that any of the following occurs prior to October 15, 2000, all shares of the Option shall vest on the date of such event, provided the continuous employment requirement set forth in the Plan is satisfied: (i) there occurs a greater than 40% change in ownership of the outstanding capital stock of the Company, other than a transfer of such capital stock to a successor entity that is a related party or affiliate of the Company or to the beneficial owners of the current stockholders, or (ii) the Company consummates an underwritten initial public offering.

5. Notwithstanding the terms of Section 6.3(d)(ii) and (iii) of the Plan, if Holder's employment by the Company is terminated because the Holder becomes Disabled within the Option Period, or because Holder dies within the Option Period, while employed by the Company or within the three-month period referred to in Section 6.3(d)(iv), the Option may be exercised by Holder or those entitled to do so under his will or by the laws of descent and distribution within three years following his death or disability (if otherwise within the Option Period) but not thereafter.

6. Except as explicitly set forth in this Certificate, under the provisions of the Plan or as the Board of Directors may determine in its sole and absolute discretion, the Option shall not be exercisable as to any shares as to which the continuous employment requirement is not satisfied, regardless of the circumstances under which the Holder's employment by the Company is terminated. The number of shares as to which the Option may be exercised is cumulative, so that once the Option is exercisable as to any shares it shall continue to be exercisable as to such shares until expiration or termination of the Option as provided in the Plan. A form of written notice for the purpose of exercising the Option is attached. Pursuant to the Plan, the Company may require the Holder to execute a Shareholders' Agreement in connection with exercise of the Option.
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Date: October 15, 1997                   Colorado Greenhouse Holdings, Inc., a
                                         Delaware corporation


                                             By: _______________________________
                                             Name:______________________________
                                             Title: ____________________________
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                        FORM OF OPTION EXERCISE NOTICE
                        ------------------------------


    The undersigned Holder hereby exercises the Option described in this Certificate as to the number of shares specified below and includes herewith the purchase price for such shares.


Number of Shares:                  ___________________________________________

Signature of Holder:               ___________________________________________

Printed Name:                      ___________________________________________

Fiduciary Capacity, if any:        ___________________________________________

Address:                           ___________________________________________

                                   ___________________________________________

Telephone:                         ___________________________________________

Signature Guarantee:               ___________________________________________

Date:                              ___________________________________________